SCHEDULE 14C INFORMATION
      INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

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                         CORONADO EXPLORATIONS LTD.
              (Name of Registrant as Specified in Its Charter)

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                         CORONADO EXPLORATIONS LTD.
                          6265 South Stevenson Way
                           Las Vegas, Nevada 89120
                               (702) 450-1600
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                      PRELIMINARY INFORMATION STATEMENT
       PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
         AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

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                        WE ARE NOT ASKING FOR A PROXY
                AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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                                INTRODUCTION

      This information statement (the "Information Statement") was mailed on or about ___, 2002 to the stockholders (the "Stockholders") of record on March 1, 2002 of Coronado Explorations Ltd., a Delaware corporation (the "Company") in connection with certain actions taken by the Company pursuant to the Written Consent of the Majority Stockholders (the "Written Consent") of the Company, dated March 18, 2002. The actions taken pursuant to the Written Consent concerned; (a) Change of Name of the Company from Coronado Explorations Ltd. to Naturol Holdings Ltd.; (b) Change of the year end to 12/31 from 1/31; (c) amend and restate the Company's Bylaws; (d) authorize an Option Plan for two million (2,000,000) shares of common stock; (e) reverse split the Company's issued and outstanding common stock on a 1 for 5 basis; and, (f) change auditors to Weaver & Martin for the year 2002.

   THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'
        MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                         CORONADO EXPLORATIONS LTD.
                          6265 South Stevenson Way
                           Las Vegas, Nevada 89120
                               (702) 450-1600
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                      PRELIMINARY INFORMATION STATEMENT
       PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
         AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                         CORONADO EXPLORATIONS LTD.
            NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF
                       SPECIAL MEETING OF STOCKHOLDERS
                        TO BE EFFECTIVE _______, 2002

                                                         ______________, 2002
TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following actions are planned to be taken pursuant to Written Consent of the Majority Stockholders of Coronado Explorations Ltd.:

1. The change of the Company's name to Naturol Holdings Ltd., effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State;
2.   Change of the Company's reporting year end to December 31 for the year
     2002 and thereafter;
3.   Amend and restate the Company's Bylaws;
4. Authorization to adopt a Stock Option Plan for Two Million (2,000,000) shares of common stock;
5. Reverse split the Company's issued and outstanding common stock on a 1 for 5 basis; and
6.   Change of auditors for fiscal year ending 12/31/2002.

  The following is a summary of the actions to be taken by the Company and is not meant to be complete and exhaustive. You are encouraged to read the attached information statement, including its exhibits, for further information regarding the actions.

Action 1- Name Change to Naturol Holdings Ltd.:

     As a result of a change in our business focus and plan to become a holding company for technologies related to the extraction of Oils and Bioactive compounds from natural materials our Board of Directors believes it is important that our corporate name be reflective of our future business enterprise. Accordingly, on March 18, 2002, our Board unanimously approved "Naturol Holdings Ltd." as our corporate name which requires amendment of our Certificate of Incorporation. A copy of the amendment to our Certificate of Incorporation is attached to the information statement as Exhibit A.

Action 2- Change of year end from 1/31 to 12/31:

     The board of directors has approved a change in year end to harmonize the release of the Company's quarterly and annual financial statements and operating results with the release of similar information by the majority of the companies in its industry.

Action 3- Amend and restate the Company's Bylaws:

     The Company's Bylaws will be amended and restated to change the number of directors, change the Company's year end to 12/31 and update, expand and provide greater detail to the Bylaws to further define the manner by which the Company will be governed. A copy of the amended and restated bylaws are attached to the information statement as Exhibit B.

Action 4- Option Plan for Two million (2,000,000) shares of common stock:

     The option plan is intended to encourage directors, officers, employees and consultants of the Company to acquire ownership of Common Stock.
     The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future. A copy of the option plan is attached to the information statement as Exhibit C.

Action 5- Reverse Split of the Company's common stock on a 1 for 5 basis:

     The Board of Directors has approved an amendment to the certificate of incorporation that would affect a reverse stock split of the outstanding common stock on a 1 for 5 basis. An increase in per share price of the Company's common stock, which the Company expects as a consequence of the reverse stock split, may enhance the acceptability of the common stock to the financial community and the investing public and potentially broaden the investor pool from which the Company might be able to obtain additional financing. A copy of the Amended Certificate of Incorporation is attached to the information statement as Exhibit A.

Action 6- Change of Auditors:

     The Company's board of directors has voted to engage Weaver & Martin as its new independent auditor's for the fiscal year ending December 31, 2002. Weaver & Martin are the current auditors of Naturol, Inc., the Company's wholly-owned subsidiary. The board of directors chose to engage Weaver & Martin to consolidate all audit functions to one firm and to help to minimize audit fees.

  The Board of Directors has fixed the close of business on March 1, 2002, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

  This Information Statement will serve as written Notice to stockholders pursuant to Section 222 of the Delaware General Corporation Law (the "DGCL").

  THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                       By order of the Board of Directors,
                                        /s/ Paul McClory
                                        Paul McClory
                                        Chairman of the Board

                             [PRELIMINARY COPY]
                          CORONADO EXPLORATIONS LTD

                            INFORMATION STATEMENT
           RELATING TO WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF
                      A SPECIAL MEETING OF STOCKHOLDERS
                           EFFECTIVE _______, 2002

     This Information Statement is being furnished by the Board of Directors of Coronado Explorations Ltd., a Delaware corporation ("Coronado" or the "Company"), to the holders of the outstanding shares of the Company's common stock, par value $0.001 per share (the "Common Stock" or the "Shares"), at the close of business on March 1, 2002, (the "Record Date"), in connection with the approval of the following corporate actions: (a) Change of Name of the Company from Coronado Explorations Ltd. to Naturol Holdings Ltd.; (b) Change of the year end to 12/31 from 1/31; (c) amend and restate the Company's Bylaws; (d) authorize an Option Plan for two million (2,000,000) shares of common stock; (e) reverse split the Company's issued and outstanding common stock on a 1 for 5 basis; and, (f) change auditors to Weaver & Martin for the year 2002.

     Only stockholders of record at the close of business on the Record Date are entitled to notice of the foregoing actions. As of the Record Date, 75,000,009 shares of Common Stock were issued and outstanding. Each share of Common Stock held of record on the Record Date represents one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions.

     On March 18, 2002, the Board of Directors of Coronado unanimously approved the following corporate actions: (a) Change of Name of the Company from Coronado Explorations Ltd. to Naturol Holdings Ltd.; (b) Change of the year end to 12/31 from 1/31; (c) amend and restate the Company's Bylaws; (d) authorize an Option Plan for two million (2,000,000) shares; (e) reverse split the Company's issued and outstanding common stock on a 1 for 5 basis; and, (f) change auditors to Weaver & Martin for the year 2002. The holder of a majority of the outstanding shares of Common Stock also approved these actions by written consent as of March 18, 2002. Accordingly, your consent is not required and is not being solicited in connection with the foregoing actions.

                             DISSENTERS' RIGHTS

     Under the DGCL, the change of the Company's name, change of year end, amendment and restatement of the Bylaws, authorization of Option Plan, reverse split of the issued and outstanding common stock, and change in auditors does not require the Company to provide dissenting Stockholders with a right of appraisal and the Company will not provide Stockholders with such a right.

     INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

     The Company is not aware of any interest that would be substantially affected through the change of the Company's name, change of the year end to 12/31, amending and restating the Bylaws, authorization of Option Plan, reverse splitting the issued and outstanding common stock, or change in auditors, whether adversely or otherwise.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of the Record Date, the Company's authorized capitalization consisted of 200,000,000 shares of Common Stock, par value $.001 per share. As of the Record Date, there were 75,000,009 shares of Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of Common Stock entitles its holder to one vote on each matter submitted to the Stockholder.

MATTERS VOTED UPON:

     Effective March 18, 2002, the Board of Directors of Coronado approved the following items: (a) Change of Name of the Company from Coronado Explorations Ltd. to Naturol Holdings Ltd.; (b) Change of the year end to 12/31 from 1/31; (c) amend and restate the Company's Bylaws; (d) authorize an Option Plan for two million (2,000,000) shares; (e) reverse split the Company's issued and outstanding common stock on a 1 for 5 basis; and, (f) change auditors to Weaver & Martin for the year 2002. The holder of a majority of the outstanding shares of Common Stock also approved these actions by written consent as of March 18, 2002. The Company anticipates filing the amendment to the Certificate of Incorporation with the Delaware Secretary of State on or about ________, 2002. A copy of the amendment to the Certificate of Incorporation being filed with the Delaware Secretary of State is attached hereto as Exhibit A. A copy of the amended and restated Bylaws are attached hereto as Exhibit B. A copy of the Option Plan adopted by the Board of Directors and approved by the holders of a majority of the outstanding shares of Common Stock is attached hereto as Exhibit C.

Amended Certificate of Incorporation being filed with the Secretary of State, State of Delaware:

     On January 17, 2002, pursuant to a reverse triangular merger, Naturol, Inc. became our wholly-owned subsidiary. As a result of this merger, our business focus and plan were changed to become a holding company for technologies related to the extraction of Oils and Bioactive compounds from natural materials. Naturol, Inc. plans to operate as the exclusive North American licensee for the purposes of commercializing all plant extraction technologies owned, patented or in development by Naturol Ltd. of Great Britain. Naturol Ltd's extraction technology offers a benign, safe, cost effective, high quality alternative to current extraction technologies employed in the global Nutraceutical, Pharmaceutical, Commodity Plant Oils and Food industries. It is the intention of Naturol, Inc. to become a leader in the commercialization of technology for the production of low cost, high quality extracts from all types of plant life.

     In connection with the merger our Board of Directors believes it is important that our corporate name be reflective of our future business enterprise. Accordingly, on March 18, 2002, our Board unanimously approved "Naturol Holdings Ltd." as our corporate name which requires amendment of our Certificate of Incorporation, which upon proper filing with the Secretary of State of Delaware, will change our name to "Naturol Holdings Ltd." A copy of the amendment to our Certificate of Incorporation is attached as Exhibit A.

     Upon effectiveness of the name change, certificates for shares of the Company's common stock issued under Coronado Explorations Ltd.'s name will continue to represent the same interest in the Company under the new name. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES, ALTHOUGH STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH, AT THEIR SOLE EXPENSE.

     The amendment to the Certificate of Incorporation will be filed on or about _______, 2002 after the expiration of the time period required in 14c-5 of the Securities Exchange Act of 1934.

Change of year end from 1/31 to 12/31:

     The Company is proposing to change its year end from 1/31 to 12/31. The basis for the year end change is to harmonize the release of the Company's quarterly and annual financial statements and operating results with the release of similar information by the majority of the companies in its industry. This will facilitate the comparison of the Company's financial and operating performance to other companies in its peer group.

Amend and restate the Company's Bylaws:

     The Company's Bylaws will be amended and restated to change the number of directors, change the Company's year end to 12/31 and update, expand and provide greater detail to the Bylaws to further define the manner by which the Company will be governed.

Authorization to adopt an Option Plan providing for Two million (2,000,000) shares of common stock:

     The Company's board of directors adopted the 2002 Stock Option Plan on March 18, 2002. The plan authorizes the Company to issue 2,000,000 shares of common stock for issuance upon exercise of options. The plan is intended to encourage directors, officers, employees and consultants of the Company to acquire ownership of Common Stock. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future. The Company's board of directors does not have any current intent to issue options under the plan.

     Officers (including officers who are members of the Board of Directors), directors (other than members of the Stock Option Committee (the "Committee") to be established to administer the Stock Option Plan) and other employees and consultants of the Company and its subsidiaries (if established) will be eligible to receive options under the planned Stock Option Plan. The Committee will administer the Stock Option Plan and will determine those persons to whom options will be granted, the number of options to be granted, the provisions applicable to each grant and the time periods during which the options may be exercised. No options may be granted more than ten years after the date of the adoption of the Stock Option Plan.

     Unless the Committee, in its discretion, determines otherwise, non-qualified stock options will be granted with an option price equal to the fair market value of the shares of Common Stock to which the non-qualified stock option relates on the date of grant. In no event may the option price with respect to an incentive stock option granted under the Stock Option Plan be less than the fair market value of such Common Stock to which the incentive stock option relates on the date the incentive stock option is granted.

     Each option granted under the Stock Option Plan will be exercisable for a term of not more than ten years after the date of grant. Certain other restrictions will apply in connection with this Plan when some awards may be exercised. In the event of a change of control (as defined in the Stock Option Plan), the date on which all options outstanding under the Stock Option Plan may first be exercised will be accelerated. Generally, all options terminate 90 days after a change of control.

Reverse Split of the Company's common stock on a 1 for 5 basis:

     The Board of Directors has approved an amendment to the certificate of incorporation that would affect a reverse stock split of the outstanding common stock on the basis of one share for every five shares currently issued and outstanding. Each five shares of common stock outstanding on the Effective Date (as defined below) will be converted automatically into a single share of common stock. There will not be a change in the par value of the common stock of the Company. To avoid the existence of fractional shares of common stock, if a stockholder would otherwise be entitled to receive a fractional share, the number of shares to be received will be rounded up to the next whole share. The reverse stock split will occur automatically on the Effective Date without any action on the part of stockholders and without regard to the date certificates representing shares of common stock are physically surrendered for new certificates. A copy of the Amended Certificate of Incorporation is attached to this proxy statement as Exhibit A.

     Stockholders will hold the same percentage interest in the Company as they held prior to the reverse stock split (subject only to minor variations as a result of the rounding of fractional shares), but their interest will be represented by one-fifth as many shares. For instance, if a stockholder presently owns 100 shares, after the reverse stock split they will own 20 shares (100 divided by 5 equals 20 shares).

     An increase in per share price of the Company's common stock, which the Company expects as a consequence of the reverse stock split, may also enhance the acceptability of the common stock to the financial community and the investing public and potentially broaden the investor pool from which the Company might be able to obtain additional financing. Because of the trading volatility often associated with low-priced stocks, as a matter of policy, many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the per share price of the common stock increases as a result of the reverse stock split, some of these concerns may be ameliorated. However, many institutional investors will not invest in securities that have a trading price below $5.00 per share and we do not expect that the reverse stock split will increase the price above that level.

     Additionally, because broker's commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current price per share price of the Company's common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. On the other hand, if the reverse stock split is implemented, the number of holders of fewer than 100 shares of common stock ("odd-lots") may be increased. Typically, brokerage fees charged on the transfer of odd lots are proportionately higher than those charged on the transfer of 100 or more shares of common stock ("round-lots").

     The reduction in the number of outstanding shares of common stock caused by the reverse stock split is anticipated initially to increase the per share market price of the common stock. However, because some investors may view the reverse stock split negatively, there can be no assurance that the market price of the common stock will reflect proportionately the reverse stock split, that any particular price may be achieved, or that any price gain will be sustained in the future.

POTENTIAL DISADVANTAGES TO THE REVERSE STOCK SPLIT

     Reduced Market Capitalization. Theoretically, the overall value of the Company will not change as a result of the reverse stock split so that reducing the number of shares outstanding by a factor of five would increase the per share price by a value of five. However, a reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in the overall market capitalization of the Company. As a result, there is no mathematical certainty as to the increase in the price per share that might be expected as result of the reverse stock split, and there can be no assurance that the per share price will increase proportionately to the reverse stock split. If the per share price increases by a factor less than the one-for-five reverse stock split, then the overall market capitalization of the Company (its total market value) will be reduced.

     Increased Volatility. The reverse stock split will reduce our outstanding common stock to approximately 15,000,002 shares of common stock. Of this amount, 9,931,261 shares are held by officers, directors, and stockholders owning in excess of 10% of the outstanding common stock. This results in approximately 5,068,741 shares held in the public float. This reduced number of shares could result in decreased liquidity in the trading market and potential mismatches between supply and demand in the market for the common stock at any given time, which could result in changes in the trading price unrelated to the activities or prospects of the Company.

     Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced to one-fifth of the number previously held if the reverse stock split is approved. This will increase the number of stockholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to stockholders selling "odd lots" are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

FEDERAL INCOME TAX CONSIDERATIONS

     Neither the Company nor its stockholders will recognize any gain or loss for federal income tax purposes as a result of the reverse stock split. This conclusion is based on the provisions of the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. Accordingly, you should consult with your tax advisor.

     This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

     YOU ARE URGED TO CONSULT YOUR TAX ADVISER AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

Change of Auditors:

     The Company's board of directors has voted to engage Weaver & Martin as its new independent auditor's for the fiscal year ending December 31, 2002. ANDERSEN ANDERSEN & STRONG, L.C., of Salt Lake City, Utah, are the current auditors of the Company. They have agreed to resign as auditors upon completion of the Company's year ending January 31, 2002 financial statements and the filing of the Company's annual report on Form 10-KSB.
Vote of Stockholders

     In accordance with the Delaware General Corporate Law (the "DGCL"), the written consent of a majority of the shares of common stock (at least 37,500,005 shares) in favor of the: (a) change of Name of the Company from Coronado Explorations Ltd. to Naturol Holdings Ltd.; (b) change of the year end to 12/31 from 1/31; (c) amend and restate the Company's Bylaws; (d) authorize an Option Plan for two million (2,000,000) shares of common stock;
(e) reverse split the Company's issued and outstanding common stock on a 1 for 5 basis; and, (f) change auditors to Weaver & Martin for the year 2002; was required for the approval of these proposals. The required vote to approve these proposals was obtained by the Company on March 18, 2002, when Willow Holdings, Inc. voted their 49,656,305 shares in favor of the proposals, which vote represented approximately 66% of the outstanding shares of common stock.

     This Information Statement is first being mailed on or about ______, 2002. The Company will pay the expenses of furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement. This Information Statement constitutes notice to the Company's stockholders of corporate action by stockholders without a meeting as required by Section 228(d) of the DGCL.

     The date of this Information Statement is _______, 2002.

ABOUT THE COMPANY

     The Company operates as a holding company and will primarily do business through Naturol, Inc., ("Naturol"), the Company's wholly-owned subsidiary. Naturol was formed on June 19, 2001, as a Nevada corporation, to operate as the exclusive North American licensee for the purposes of commercializing all plant extraction technologies owned, patented or in development by Naturol Limited of Saint Hellier, Jersey. Naturol Limited's extraction technology offers a benign, safe, cost effective, high quality alternative to current extraction technologies employed in the global Nutraceutical, Pharmaceutical, Commodity Plant Oils and Food industries.

     It is the intention of Naturol to become a world leader in the commercialization of technology for the production of low cost, high quality extracts from all types of plant life. Naturol's business plan projects revenues from a number of sources including in-house manufacture, joint venture and royalties via licensing of the technology for specific applications.

     Naturol has yet to generate revenues from any source and there is a substantial going concern issue as to whether Naturol will ever be able to commercialize its technology and generate sufficient, if any, revenues to satisfy its working capital requirements. Since inception, Naturol has been dependent on the sale of its equity securities and loans from affiliates to satisfy its working capital needs. Naturol continues to have a working capital deficiency that raises substantial concern regarding its ability to continue as a going concern.

     Naturol will require substantial additional funds to fulfill its business plan and successfully commercialize its technology. Naturol intends to raise these needed funds from private placements of its securities, debt financing or internally generated funds from the licensing of its technology or the sale of products.

      SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND BENEFICIAL HOLDERS

     The following table sets forth the beneficial ownership of the Company's common stock of each beneficial owner of more than 5% of the common stock, director, officer, and all directors and officers of the Company as a group:

                                                      Number     Percent
Name of Owner (1)                                    of Shares  Of Class
                                                        (1)        (2)
Willow Holdings, Inc. (3)                            49,656,305       66%
Paul McClory, President and Chairman of the Board
(4)                                                  49,656,305       66%
Isaac Moss, Secretary/Treasurer and director                  0        0%
Michael J. Ram, director                                      0        0%
Michael Davenhill, director                                   0        0%
Officers and Directors as a Group                    49,656,305       66%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).
(2)  Figures are rounded to the nearest percentage.
(3) Willow Holdings, Inc. acquired their shares on January 17, 2002 as part of the reverse triangular merger. Willow Holdings, Inc. was the majority stockholder of Naturol, Inc. Willow Holdings, Inc. provided the majority vote necessary to effectuate all of the actions stated in this Information Statement.
(4) Mr. McClory has the power to direct the voting of Willow Holdings, Inc.'s shares.


                    OFFICERS AND DIRECTORS OF THE COMPANY

     The members of our board of directors serve for one year terms and are elected at the next annual meeting of shareholders, or until their successors have been elected. The officers serve at the pleasure of the board of directors. Information as to the directors and executive officers are as follows:

Name                    Age           Positions and Offices held
Paul McClory             61    CEO, President, Chairman and Director
Isaac Moss               49    Secretary, Treasurer and Director
Michael J. Ram           60    Director
Michael Davenhill        60    Director, Chief Financial Officer

Paul G. McClory, age 61, is Chairman of the Board & Chief Executive Officer of the Company. Mr. McClory is the founder of Naturol, Inc. Mr. McClory has a background in international business and bringing environmental and other technologies to commercial reality. Mr. McClory was a founding director and shareholder of Advanced Material Resources, currently listed on the Toronto Stock Exchange. In 1990 Mr. McClory founded North American Tire Recycling which was taken over by a NASDAQ listed company in 1992.

Isaac Moss, age 49, is Secretary/Treasurer and a Director of the Company.
For the past ten years Isaac Moss has specialized in providing investment banking and strategic business advisory services, initially as an independent consultant, and more recently under Securities Trading Services, Inc. of Geneva, Switzerland. Mr. Moss is a graduate of the University of Cape Town and has a Bachelor of Social Science, Masters Degree in Public Administration, and a post-graduate business qualification.

Michael J. Ram, age 60, is a Director of the Company. Dr. Ram received his B.S. from Lafayette College, and his M.S. and D.Sc in chemical engineering from New Jersey Institute of Technology. He obtained his law degree from Seton Hall Law School in 1972, and has been practicing in the field of intellectual property law since 1973. Dr. Ram, holder of more than 20 U.S. patents, is admitted to practice before the United States Patent & Trademark Office and the state bars of California, New York, and New Jersey. Prior to entering private practice, Dr. Ram was a Senior Research Engineer with Celanese Research Company, Patent Counsel and Director of Technical Liaison for C.R.Bard, Inc.; Vice President of Research & Development for Starr Surgical; and General Counsel for Kabi Pharmacia Ophthalmics, Inc. He was formerly a partner of Arant, Kleinberg, Lerner & Ram, Senior Counsel with Loeb & Loeb, both Los Angeles law firms. He is presently Senior Counsel with Koppel & Jacobs.

Michael Davenhill, age 60, is a Director and Chief Financial Officer of the Company. Michael Davenhill has had a forty-year career in the area of financial management with some major multinational corporations. He has held the position of Senior Executive in the Financial Section of the Unilever Corporation, Financial Controller Schlumberger Limited - Dow Chemical joint venture, Chief Financial Officer Schlumberger Limited Africa Division, Financial Director Teleco Inc. - Elf Aquitaine venture, a division of Schlumberger Limited, Financial Director J. Walter Thompson Group Ltd. and Financial Director Benton & Bowles, Marshall Cavendish.

     There are no family relationships between any of the above persons

                            INDEPENDENT AUDITORS

     The Company's board of directors has voted to engage Weaver & Martin, of St. Louis, Missouri, as its new independent auditor's for the fiscal year ending December 31, 2002. ANDERSEN ANDERSEN & STRONG, L.C., of Salt Lake City, Utah, are the current auditors of the Company. They have agreed to resign as auditors upon completion of the audit of the Company's year ending January 31, 2002 financial statements and the filing of the Company's annual report on Form 10-KSB.

     The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Andersen, Andersen & Strong, L.C. as the Company's independent accountant.

    Disagreements with Accountants on Accounting and Financial Disclosure

     The audit reports issued by Andersen, Andersen & Strong, L.C. with respect to the Company's year ended January 31, 2001 financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the Company and Andersen, Andersen & Strong, L.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, Andersen & Strong, L.C., would have caused them to make a reference to the subject matter of the disagreement in connection with their audit report.

     Audit Fees

     For professional services rendered with respect to the audit of the Company's annual financial statements for the year ended January 31, 2001, the Company paid to Andersen, Andersen & Strong, L.C. fees in the amount of $1,700. The Company anticipates paying Andersen, Andersen & Strong, L.C. fees not to exceed $5,000 for the audit of the Company's annual financial statements for the year ended January 31, 2002.

     All Other Fees

     The Company did not pay to Andersen, Andersen & Strong, L.C. any fees in its fiscal years ended January 31, 2001 and January 31, 2002 for services other than those described above.

     In view of the fact that Coronado did not pay to Andersen, Andersen & Strong, L.C. any fees in its fiscal years ended January 31, 2001 or January 31, 2002 other than fees for audit services, the board of directors was not required to consider whether the provision of services other than audit services by Andersen, Andersen & Strong, L.C. is compatible with maintaining Andersen, Andersen & Strong, L.C.'s independence in performing audit services.

                           2002 STOCK OPTION PLAN

     The Company's 2002 Stock Option Plan authorizes the Company to issue 10,000,000 shares of common stock for issuance upon exercise of options. The plan is intended to encourage directors, officers, employees and consultants of the Company to acquire ownership of Common Stock. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future.

     Officers (including officers who are members of the Board of Directors), directors (other than members of the Stock Option Committee (the "Committee") to be established to administer the Stock Option Plan) and other employees and consultants of the Company and its subsidiaries (if established) will be eligible to receive options under the planned Stock Option Plan. The Committee will administer the Stock Option Plan and will determine those persons to whom options will be granted, the number of options to be granted, the provisions applicable to each grant and the time periods during which the options may be exercised. No options may be granted more than ten years after the date of the adoption of the Stock Option Plan.

     Unless the Committee, in its discretion, determines otherwise, non-qualified stock options will be granted with an option price equal to the fair market value of the shares of Common Stock to which the non-qualified stock option relates on the date of grant. In no event may the option price with respect to an incentive stock option granted under the Stock Option Plan be less than the fair market value of such Common Stock to which the incentive stock option relates on the date the incentive stock option is granted.

     Each option granted under the Stock Option Plan will be exercisable for a term of not more than ten years after the date of grant. Certain other restrictions will apply in connection with this Plan when some awards may be exercised. In the event of a change of control (as defined in the Stock Option Plan), the date on which all options outstanding under the Stock Option Plan may first be exercised will be accelerated. Generally, all options terminate 90 days after a change of control.

ADDITIONAL AND AVAILABLE INFORMATION

     The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available to the public on the SEC's website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                     STATEMENT OF ADDITIONAL INFORMATION

     The Company's Quarterly Report on Form 10-QSB, for the quarter ended October 31, 2001, has been incorporated herein by this reference.

      The Company's Current Report on Form 8-K, dated January 25, 2001, has been incorporated herein by this reference.

     The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

            Exhibit A - Amendment to Certificate of Incorporation

                         CERTIFICATE OF AMENDMENT OF
                       CERTIFICATE OF INCORPORATION OF
                         CORONADO EXPLORATIONS LTD.
                           a Delaware corporation



     CORONADO EXPLORATIONS LTD., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "General Corporation Law")

     DOES HEREBY CERTIFY:

     FIRST: That on March 18, 2002, the Board of Directors duly adopted a resolution proposing to amend the Certificate of Incorporation of this corporation, declaring said amendment to be advisable and in the best interest of this corporation and its stockholders, and, by written consent in accordance with Section 228 of the General Corporation Law, the stockholders of this corporation consented to the resolutions setting forth the proposed amendment, which resolutions are as follows:

          RESOLVED, that the Certificate of Incorporation of this Corporation be amended by amending ARTICLE I to read as follows:

                                  ARTICLE I

     The name of this corporation shall be:

                            NATUROL HOLDINGS LTD.

     FURTHER   RESOLVED,  that  the  Certificate  of  Incorporation  of  this
          Corporation be amended by amending the first paragraph of Article III to read as follows:

                         ARTICLE III

     The aggregate number of shares which the corporation shall have authority to issue is Two Hundred Million (200,000,000) Common Shares ("Common Stock"), with a par value of One Mil ($.001) per share. Upon the amendment of this Article III to read as herein set forth, each outstanding share of the Corporation's Common Stock as of _________, 2002 shall be reverse split on a 1 for 5 basis, resulting in a total of 15,000,002 shares of this Corporation's Common Stock issued and outstanding.

     SECOND:   The  foregoing amendment was approved by the  holders  of  the requisite number of shares of said corporation in accordance with Section 228 and 242 of the General Corporation Law.

     THIRD: That said amendments were duly adopted by the Board of Directors on March 18, 2002 in accordance with the provisions of Section 141(f) of the General Corporation Law.

     IN WITNESS WHEREOF, this Certificate of Amendment of Certificate of Incorporation has been signed by the President of this corporation as of ___________ 2002.



                              By: __________________________
                                     Paul McClory, President

                   Exhibit B - Amended and Restated Bylaws

                            AMENDED AND RESTATED
                             BYLAWS

                               OF

                     NATUROL HOLDINGS LTD.
                     a Delaware corporation


                           ARTICLE I

                            OFFICES

          Section 1. PRINCIPAL OFFICES. The principal office shall be in the City of Las Vegas, County of Clark, State of Nevada.

          Section 2. OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.


                           ARTICLE II

                    MEETINGS OF STOCKHOLDERS

          Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or without the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

          Section 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

          Section 3. SPECIAL MEETINGS. A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

          The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

          Section 4. NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with
Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

          If  action  is proposed to be taken at any meeting for approval  of
(i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or
(v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

          Section 5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

          If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

          An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

          Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

          Section 6. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

          Section 7. ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

          When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

          Section 8. VOTING. Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

          When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

          Section 9. WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

          Section 10. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

          Section  11.     PROXIES.   Every  person  entitled  to  vote   for
directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of the Delaware General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

          Section 12. INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

          The duties of these inspectors shall be as follows:

               (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

               (b)  Receive votes, ballots, or consents;

               (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

               (d)  Count and tabulate all votes or consents;

               (e)  Determine the election result; and

               (f) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.


                          ARTICLE III

                           DIRECTORS

          Section 1. POWERS. Subject to the provisions of the Delaware General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

          Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

               (a) Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

               (b) Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

               (c) Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received.

               (d) Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

          Section 2. NUMBER OF DIRECTORS. The authorized number of directors shall be no fewer than three (3) nor more than seven (7). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to this bylaw duly approved by a majority of the outstanding shares entitled to vote.

          Section 3. QUALIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

          Section 4. RESIGNATION AND REMOVAL OF DIRECTORS. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

          Section 5. VACANCIES. Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

          A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

          The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

          If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

          Section 6. PLACE OF MEETINGS. Regular meetings of the board of directors shall be held at any place within or without the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

          Section 7. ANNUAL MEETINGS. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

          Section 8. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

          Section 9. SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

          Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight
(48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

          Section 10. QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the Delaware General Corporation Law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

          Section 11. WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

          Section 12. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

          Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

          Section 14. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

          Section 15. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                           ARTICLE IV

                           COMMITTEES

          Section 1. COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

               (a) the approval of any action which, under the Delaware General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

               (b) the filing of vacancies on the board of directors or in any committees;

               (c) the fixing of compensation of the directors for serving on the board or on any committee;

               (d) the amendment or repeal of bylaws or the adoption of new bylaws;

               (e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

               (f) a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

               (g) the appointment of any other committees of the board of directors or the members thereof.

          Section 2. MEETINGS AND ACTION BY COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.


                           ARTICLE V

                            OFFICERS

          Section 1. OFFICERS. The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any two or more offices may be held by the same person.

          Section 2. ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

          Section 3. SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

          Section 4. REMOVAL AND RESIGNATION OF OFFICERS. The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

          Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

          Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

          Section 6. CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

          Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

          Section 8. VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

          Section 9. SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

          The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

          The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

          Section 10. TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

          The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

          If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                                 ARTICLE VI

                INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                              AND OTHER AGENTS

          Section 1. ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          Section 2. ACTIONS BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

          Section 3. SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

          Section 4. REQUIRED APPROVAL. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

               (a)  By the stockholders;

               (b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

               (c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

               (d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

          Section 5. ADVANCE OF EXPENSES. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

          Section 6. OTHER RIGHTS. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

               (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

               (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

          Section 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

          Section 8. RELIANCE ON PROVISIONS. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

          Section 9. SEVERABILITY. If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

          Section 10. RETROACTIVE EFFECT. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

                          ARTICLE VII

                       RECORDS AND BOOKS

          Section 1. MAINTENANCE OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

          Section 2. MAINTENANCE OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

          Section 3. MAINTENANCE OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

          Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

          Section 4. ANNUAL REPORT TO STOCKHOLDERS. Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

          Section 5. FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

          Section 6. ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENT. The corporation shall, each year, file with the Secretary of State of the State of Delaware, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Delaware.


                          ARTICLE VIII

                   GENERAL CORPORATE MATTERS

          Section 1. RECORD DATE. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Delaware General Corporation Law.

          If the board of directors does not so fix a record date:

               (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

               (b) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

               (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

          Section 2. CLOSING OF TRANSFER BOOKS. The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

          Section 3. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

          Section 4. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

          Section 5. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

          Section 6. STOCK CERTIFICATES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

          No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

          Section 7. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

          Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

          Section 8. FISCAL YEAR. The fiscal year of the corporation shall be December 31st.

          Section  9.      SEAL.   The  corporate seal shall  have  inscribed
thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Delaware."

          Section 10. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

          Section 11. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                           ARTICLE IX

                           AMENDMENTS

          Section 1. AMENDMENT BY STOCKHOLDERS. New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

          Section 2. AMENDMENT BY DIRECTORS. Subject to the rights of the stockholders as provided in Section 1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.

                          CERTIFICATE OF SECRETARY




          I, the undersigned, do hereby certify:

          1. That I am the duly elected and acting secretary of NATUROL HOLDINGS LTD., a Delaware corporation; and

          2. That the foregoing Bylaws, comprising twenty-three (23) pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of __________, 2002 and duly adopted and approved by the stockholders of said corporation at a special meeting held on ________, 2002.

          IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ____ day of __________, 2002.



                                   ______________________________
                                   ISAAC MOSS, Secretary

                     Exhibit C - 2002 Stock Option Plan

                     2002 STOCK OPTION PLAN



     1.  PURPOSE.  The purpose of the NATUROL HOLDINGS LTD. 2002 Stock Option

Plan  (the  "Plan")  is  to  strengthen  NATUROL  HOLDINGS  LTD.  a  Delaware corporation ("Corporation"), by providing to employees, officers,  directors,

consultants  and independent contractors of the Corporation  or  any  of  its subsidiaries (including dealers, distributors, and other business entities or persons  providing  services  on behalf of the  Corporation  or  any  of  its subsidiaries)  added  incentive for high levels of  performance  and  unusual

efforts  to  increase the earnings of the Corporation.   The  Plan  seeks  to

accomplish this purpose by enabling specified persons to purchase  shares  of the  common  stock  of the Corporation, $.001 par value,  thereby  increasing their proprietary interest in the Corporation's success and encouraging  them to remain in the employ or service of the Corporation.

     2.   CERTAIN DEFINITIONS.  As used in this Plan, the following words and phrases  shall  have  the  respective meanings set forth  below,  unless  the context clearly indicates a contrary meaning:

          2.1    "Board  of  Directors":   The  Board  of  Directors  of  the

Corporation.

          2.2   "Committee":  The Committee which shall administer  the  Plan shall consist of the entire Board of Directors.

          2.3   "Fair  Market  Value Per Share":  The fair market  value  per

share  of  the  Shares as determined by the Committee  in  good  faith.   The

Committee is authorized to make its determination as to the fair market value per share of the Shares on the following basis:  (i) if the Shares are traded only  otherwise  than  on a securities exchange and are  not  quoted  on  the

National  Association  of  Securities  Dealers'  Automated  Quotation  System

("NASDAQ"),  but  are quoted on the bulletin board or in  the  "pink  sheets"

published  by  the National Daily Quotation Bureau, the greater  of  (a)  the average  of  the mean between the average daily bid and average  daily  asked prices of the Shares during the thirty (30) day period preceding the date  of grant  of an Option, as quoted on the bulletin board or in the "pink  sheets"

published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Shares on the date of grant,  as published on the bulletin board or in such "pink sheets;" (ii)  if the  Shares are traded only otherwise than on a securities exchange  and  are quoted  on  NASDAQ, the greater of (a) the average of the  mean  between  the closing bid and closing asked prices of the Shares during the thirty (30) day period  preceding  the date of grant of an Option, as reported  by  the  Wall

Street  Journal  and (b) the mean between the closing bid and  closing  asked prices  of the Shares on the date of grant of an Option, as reported  by  the

Wall  Street  Journal;  (iii) if the Shares are  admitted  to  trading  on  a securities exchange, the greater of (a) the average of the daily closing prices of the Shares during the ten (10) trading days preceding the date of grant  of  an Option, as quoted in the Wall Street Journal, or (b) the  daily closing  price of the Shares on the date of grant of an Option, as quoted  in the Wall Street Journal; or (iv) if the Shares are traded only otherwise than as  described in (i), (ii) or (iii) above, or if the Shares are not  publicly traded,  the value determined by the Committee in good faith based  upon  the fair  market value as determined by completely independent and well qualified experts.

          2.4  "Option":  A stock option granted under the Plan.

          2.5   "Incentive Stock Option":  An Option intended to qualify  for treatment as an incentive stock option under Code Sections 421 and 422A,  and designated as an Incentive Stock Option.

          2.6   "Nonqualified  Option":   An  Option  not  qualifying  as  an

Incentive Stock Option.

          2.7  "Optionee":  The holder of an Option.

          2.8   "Option Agreement":  The document setting forth the terms and conditions of each Option.

          2.9   "Shares":  The shares of common stock $.001 par value of  the

Corporation.         2.10  "Code":  The Internal Revenue  Code  of  1986,  as

amended.

          2.11 "Subsidiary":  Any corporation of which fifty percent (50%) or more  of  total  combined  voting power of  all  classes  of  stock  of  such corporation  is  owned  by  the  Corporation or  another  Subsidiary  (as  so defined).

     3.  ADMINISTRATION OF PLAN.

          3.1  In General.  This Plan shall be administered by the Committee.

Any  action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

          3.2   Authority.  Subject to the express provisions of  this  Plan,

the  Committee  shall have the authority to:  (i) construe and interpret  the

Plan,  decide  all questions and settle all controversies and disputes  which may  arise in connection with the Plan and to define the terms used  therein;

(ii)  prescribe,  amend  and  rescind  rules  and  regulations  relating   to

administration of the Plan; (iii) determine the purchase price of the  Shares covered  by  each Option and the method of payment of such price, individuals to  whom,  and  the  time or times at which, Options  shall  be  granted  and exercisable and the number of Shares covered by each Option;  (iv)  determine the  terms and provisions of the respective Option Agreements (which need not be  identical); (v) determine the duration and purposes of leaves of  absence which  may  be granted to participants without constituting a termination  of their  employment  for  purposes  of  the  Plan;  and  (vi)  make  all  other determinations  necessary  or advisable to the administration  of  the  Plan.

Determinations  of  the Committee on matters referred to in  this  Section  3

shall  be  conclusive and binding on all parties howsoever  concerned.   With
respect  to Incentive Stock Options, the Committee shall administer the  Plan in  compliance  with  the provisions of Code Section 422A  as  the  same  may hereafter be amended from time to time.  No member of the Committee shall  be liable for any action or determination made in good faith with respect to the

Plan or any Option.

     4.  ELIGIBILITY AND PARTICIPATION.

          4.1   In  General.  Only officers, employees and directors who  are also  employees  of the Corporation or any Subsidiary shall  be  eligible  to receive grants of Incentive Stock Options.  Officers, employees and directors

(whether  or  not  they  are  also  employees)  of  the  Corporation  or  any

Subsidiary, as well as consultants, independent contractors or other  service providers  of the Corporation or any Subsidiary shall be eligible to  receive grants  of Nonqualified Options.  Within the foregoing limits, the Committee,

from time to time, shall determine and designate persons to whom Options  may be  granted.  All such designations shall be made in the absolute  discretion of  the Committee and shall not require the approval of the stockholders.  In determining (i) the number of Shares to be covered by each Option,  (ii)  the purchase  price  for  such Shares and the method of  payment  of  such  price

(subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of  the respective  Option Agreements, and (v) the times at which such Options  shall be  granted, the Committee shall take into account such factors as  it  shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1. An individual who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine.

No  Option  shall be granted under the Plan after March 1, 2012, but  Options granted before such date may be exercisable after such date.

          4.2   Certain  Limitations.   In  no event  shall  Incentive  Stock

Options  be  granted to an Optionee such that the sum of (i)  aggregate  fair market value (determined at the time the Incentive Stock Options are granted)

of  the  Shares  subject  to all Options granted under  the  Plan  which  are exercisable for the first time during the same calendar year, plus  (ii)  the aggregate fair market value (determined at the time the options are  granted)

of  all  stock subject to all other incentive stock options granted  to  such

Optionee   by  the  Corporation,  its  parent  and  Subsidiaries  which   are

exercisable for the first time during such calendar year, exceeds One Hundred

Thousand  Dollars  ($100,000).   For purposes of  the  immediately  preceding

sentence, fair market value shall be determined as of the date of grant based on the Fair Market Value Per Share as determined pursuant to Section 2.3.

     5.  AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN

          CAPITALIZATION.

          5.1   Shares.   Subject to adjustment as provided  in  Section  5.2

below,  the total number of Shares to be subject to Options granted  pursuant

to  this  Plan  shall  not  exceed Ten Million (10,000,000)  Shares.   Shares

subject  to the Plan may be either authorized but unissued shares  or  shares that  were  once  issued and subsequently reacquired by the Corporation;  the

Committee shall be empowered to take any appropriate action required to  make

Shares  available  for Options granted under this Plan.   If  any  Option  is

surrendered  before exercise or lapses without exercise in full  or  for  any other  reason  ceases to be exercisable, the Shares reserved therefore  shall continue to be available under the Plan.

          5.2   Adjustments.   As  used herein, the term  "Adjustment  Event"

means  an  event pursuant to which the outstanding Shares of the  Corporation are increased, decreased or changed into, or exchanged for a different number or  kind  of  shares or securities, without receipt of consideration  by  the

Corporation,     through     reorganization,    merger,     recapitalization,

reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event,

(i) appropriate and proportionate adjustments shall be made to the number and kind of shares and exercise price for the shares subject to the Options which may thereafter be granted under this Plan, (ii) appropriate and proportionate adjustments  shall be made to the number and kind of and exercise  price  for the  shares subject to the then outstanding Options granted under this  Plan,

and  (iii) appropriate amendments to the Option Agreements shall be  executed by the Corporation and the Optionees if the Committee determines that such an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the

assumptions  by  such  other corporation of any Options  then  or  thereafter outstanding  under the Plan.  Notwithstanding the foregoing, such  adjustment in  an  outstanding Option shall be made without change in the total exercise price  applicable  to  the unexercised portion of the  Option,  but  with  an appropriate  adjustment to the number of shares, kind of shares and  exercise

price  for  each  share  subject to the Option.   The  determination  by  the

Committee  as to what adjustments, amendments or arrangements shall  be  made pursuant  to  this Section 5.2, and the extent thereof, shall  be  final  and conclusive.  No fractional Shares shall be issued under the Plan  on  account of any such adjustment or arrangement.

     6.  TERMS AND CONDITIONS OF OPTIONS.

          6.1   Intended  Treatment  as Incentive Stock  Options.   Incentive

Stock  Options  granted pursuant to this Plan are intended to  be  "incentive stock  options" to which Code Sections 421 and 422A apply, and the Plan shall be  construed and administered to implement that intent.  If all or any  part of an Incentive Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422A of the Code, such Option shall nevertheless be valid and carried into effect. All Options granted under this Plan shall be subject  to  the terms and conditions set forth in this Section 6 (except  as provided  in  Section  5.2) and to such other terms  and  conditions  as  the

Committee shall determine to be appropriate to accomplish the purpose of  the

Plan as set forth in Section 1.

          6.2  Amount and Payment of Exercise Price.

               6.2.1      Exercise Price.  The exercise price per  Share  for

each  Share  which the Optionee is entitled to purchase under a  Nonqualified

Option  shall be determined by the Committee but shall not be less  than  One

Hundred percent (100%) of the Fair Market Value Per Share on the date of  the grant  of  the  Nonqualified Option.  The exercise price per Share  for  each

Share  which  the  Optionee is entitled to purchase under an Incentive  Stock

Option  shall be determined by the Committee but shall not be less  than  the

Fair  Market Value Per Share on the date of the grant of the Incentive  Stock

Option; provided, however, that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value Per Share on the date  of the  grant  of  the Incentive Stock Option in the case of an individual  then owning  (within  the meaning of Code Section 425(d)) more  than  ten  percent

(10%)  of  the  total combined voting power of all classes of  stock  of  the

Corporation or of its parent or Subsidiaries.

               6.2.2     Payment of Exercise Price.  The consideration to  be

paid  for  the Shares to be issued upon exercise of an Option, including  the method of payment, shall be determined by the Committee and may consist of promissory notes, shares of the common stock of the Corporation or such other consideration and method of payment for the Shares as may be permitted  under applicable state and federal laws.

          6.3  Exercise of Options.

               6.3.1      Each  Option  granted  under  this  Plan  shall  be

exercisable  at such times and under such conditions as may be determined  by the  Committee  at  the  time of the grant of the  Option  and  as  shall  be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from the date it  is granted, and in the case of an Optionee owning (within the meaning  of

Code  Section 425(d)), at the time an Incentive Stock Option is granted, more than  ten percent (10%) of the total combined voting power of all classes  of stock  of  the  Corporation or of its parent or Subsidiaries, such  Incentive

Stock  Option  shall not be exercisable later than five (5) years  after  the date of grant.

               6.3.2      An Optionee may purchase less than the total number

of  Shares  for  which  the Option is exercisable, provided  that  a  partial exercise  of an Option may not be for less than One Hundred (100) Shares  and shall not include any fractional shares.

          6.4  Nontransferability of Options.  All Options granted under this

Plan shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by such Optionee.

          6.5   Effect  of  Termination of Employment or Other  Relationship.

Except as otherwise determined by the Committee in connection with the  grant

of   Nonqualified  Options,  the  effect  of  termination  of  an  Optionee's employment  or  other relationship with the Corporation  on  such  Optionee's rights to acquire Shares pursuant to the Plan shall be as follows:

               6.5.1     Termination for Other than Disability or Cause.   If

an  Optionee ceases to be employed by, or ceases to have a relationship with,

the  Corporation  for  any reason other than for disability  or  cause,  such

Optionee's  Options shall expire not later than three (3) months  thereafter.

During  such three (3) month period and prior to the expiration of the Option by  its terms, the Optionee may exercise any Option granted to him, but  only to the extent such Options were exercisable on the date of termination of his employment  or  relationship and except as so exercised, such  Options  shall expire at the end of such three (3) month period unless such Options by their terms expire before such date.  The decision as to whether a termination  for a  reason other than disability, cause or death has occurred shall be made by the  Committee,  whose  decision shall be final and conclusive,  except  that employment  shall not be considered terminated in the case of sick  leave  or other bona fide leave of absence approved by the Corporation.

               6.5.2      Disability.  If an Optionee ceases to  be  employed

by,  or  ceases  to have a relationship with, the Corporation  by  reason  of disability  (within  the meaning of Code Section 22(e)(3)),  such  Optionee's

Options shall expire not later than one (1) year thereafter.  During such one

(1)  year period and prior to the expiration of the Option by its terms,  the

Optionee may exercise any Option granted to him, but only to the extent  such

Options  were exercisable on the date the Optionee ceased to be employed  by,

or  ceased  to  have  a  relationship with,  the  Corporation  by  reason  of disability and except as so exercised, such Options shall expire at  the  end of such one (1) year period unless such Options by their terms  expire before such  date.  The decision as to whether a termination by reason of disability has  occurred shall be made by the Committee, whose decision shall  be  final and conclusive.

               6.5.3      Termination for Cause.  If an Optionee's employment

by,  or  relationship  with, the Corporation is terminated  for  cause,  such

Optionee's Option shall expire immediately; provided, however, the  Committee may,  in  its  sole discretion, within thirty (30) days of such  termination,

waive the expiration of the Option by giving written notice of such waiver to the  Optionee  at such Optionee's last known address.  In the event  of  such waiver,  the Optionee may exercise the Option only to such extent,  for  such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation upon  the date of such termination for a reason other than disability, cause, or death.

Termination  for  cause shall include termination for  malfeasance  or  gross misfeasance in the performance of duties or conviction of illegal activity in connection  therewith  or any conduct detrimental to  the  interests  of  the

Corporation.   The determination of the Committee with respect to  whether  a termination for cause has occurred shall be final and conclusive.

          6.6   Withholding  of Taxes.  As a condition to  the  exercise,  in whole  or  in  part, of any Options the Board of Directors may  in  its  sole discretion require the Optionee to pay, in addition to the purchase price  of the  Shares  covered by the Option an amount equal to any Federal,  state  or local  taxes  that  may  be required to be withheld in  connection  with  the exercise of such Option.

          6.7  No Rights to Continued Employment or Relationship.

Nothing contained in this Plan or in any Option Agreement shall obligate  the

Corporation to employ or have another relationship with any Optionee for  any period  or  interfere in any way with the right of the Corporation to  reduce

such   Optionee's  compensation  or  to  terminate  the  employment   of   or

relationship with any Optionee at any time.

          6.8   Time  of  Granting Options.  The time an Option  is  granted,

sometimes  referred  to herein as the date of grant, shall  be  the  day  the

Corporation  executes  the  Option  Agreement;  provided,  however,  that  if appropriate  resolutions of the Committee indicate that an Option  is  to  be granted  as  of  and on some prior or future date, the time  such  Option  is granted shall be such prior or future date.

          6.9   Privileges of Stock Ownership.  No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered  to such Optionee.  No Shares shall be purchased upon the  exercise of  any Option unless and until, in the opinion of the Corporation's counsel,

any  then  applicable requirements of any laws or governmental or  regulatory agencies having jurisdiction and of any exchanges upon which the stock of the

Corporation may be listed shall have been fully complied with.

          6.10  Securities Laws Compliance.  The Corporation will  diligently endeavor to comply with all applicable securities laws before any Options are granted  under the Plan and before any Shares are issued pursuant to Options.

Without limiting the generality of the foregoing, the Corporation may require from  the Optionee such investment representation or such agreement, if  any,

as  counsel for the Corporation may consider necessary or advisable in  order to  comply with the Securities Act of 1933 as then in effect, and may require

that  the   Optionee agree that any sale of the Shares will be made  only  in

such  manner  as  is  permitted  by  the Committee.   The  Committee  in  its

discretion may cause the Shares underlying the Options to be registered under the  Securities  Act  of  1933, as amended, by  the  filing  of  a  Form  S-8

Registration  Statement  covering  the Options  and  Shares  underlying  such

Options.   Optionee  shall  take  any  action  reasonably  requested  by  the

Corporation  in connection with registration or qualification of  the  Shares under federal or state securities laws.

          6.11   Option   Agreement.   Each  Incentive   Stock   Option   and

Nonqualified  Option  granted  under this Plan  shall  be  evidenced  by  the appropriate  written Stock Option Agreement ("Option Agreement") executed  by the  Corporation  and the Optionee in a form substantially the  same  as  the appropriate form of Option Agreement attached as Exhibit I or II hereto  (and made  a  part  hereof  by  this reference) and  shall  contain  each  of  the provisions  and  agreements specifically required  to  be  contained  therein pursuant to this Section 6, and such other terms and conditions as are deemed desirable by the Committee and are not inconsistent with the purpose  of  the

Plan as set forth in Section 1.

     7.  PLAN AMENDMENT AND TERMINATION.

          7.1   Authority  of  Committee.  The  Committee  may  at  any  time discontinue  granting Options under the Plan or otherwise suspend,  amend  or terminate  the  Plan  and  may, with the consent of an  Optionee,  make  such modification  of  the terms and conditions of such Optionee's  Option  as  it shall deem advisable; provided that, except as permitted under the provisions of  Section 5.2, the Committee shall have no authority to make any  amendment or  modification  to  this  Plan or any outstanding Option  thereunder  which

would:   (i)  increase the maximum number of shares which  may  be  purchased pursuant to Options granted under the Plan, either in the aggregate or by  an

Optionee (except pursuant to Section 5.2); (ii) change the designation of the

class   of  the  employees  eligible  to  receive  Incentive  Stock  Options;

(iii)  extend  the term of the Plan or the maximum Option period  thereunder;

(iv)  decrease the minimum Incentive Stock Option price or permit  reductions of  the  price  at which shares may be purchased for Incentive Stock  Options granted under the Plan; or (v) cause Incentive Stock Options issued under the

Plan  to fail to meet the requirements of incentive stock options under  Code

Section  422A.  An amendment or modification made pursuant to the  provisions of this Section 7 shall be deemed adopted as of the date of the action of the

Committee  effecting such amendment or modification and  shall  be  effective immediately,  unless otherwise provided therein, subject to approval  thereof

(1)  within  twelve  (12)  months  before or  after  the  effective  date  by stockholders of the Corporation holding not less than a majority vote of  the voting  power of the Corporation voting in person or by proxy at a duly  held stockholders meeting when required to maintain or satisfy the requirements of

Code  Section 422A with respect to Incentive  Stock Options, and (2)  by  any

appropriate  governmental  agency.   No Option  may  be  granted  during  any

suspension or after termination of the Plan.

          7.2   Ten (10) Year Maximum Term.  Unless previously terminated  by the  Committee,  this Plan shall terminate on March 1, 2012, and  no  Options shall be granted under the Plan thereafter.

          7.3   Effect  on  Outstanding Options.   Amendment,  suspension  or

termination  of  this Plan shall not, without the consent  of  the  Optionee,

alter  or  impair  any  rights or obligations under  any  Option  theretofore granted.

     8.  EFFECTIVE DATE OF PLAN.  This Plan shall be effective as of March 1,

2002, the date the Plan was adopted by the Board of Directors, subject to the approval of the Plan by the affirmative vote of a majority of the issued  and outstanding Shares of common stock of the Corporation represented and  voting at a duly held meeting at which a quorum is present within twelve (12) months

thereafter.   The Committee shall be authorized and empowered to make  grants of  Options pursuant to this Plan prior to such approval of this Plan by  the stockholders;  provided, however, in such event the Option  grants  shall  be made subject to the approval of both this Plan and such Option grants by  the stockholders in accordance with the provisions of this Section 8.

     9.  MISCELLANEOUS PROVISIONS.

          9.1    Exculpation  and  Indemnification.   The  Corporation  shall

indemnify  and  hold  harmless the Committee from and  against  any  and  all liabilities, costs and expenses incurred by such persons as a result  of  any act,  or omission to act, in connection with the performance of such persons'

duties,  responsibilities and obligations under the  Plan,  other  than  such liabilities, costs and expenses as may result from the gross negligence,  bad faith, willful conduct and/or criminal acts of such persons.

          9.2   Governing Law.  The Plan shall be governed and  construed  in accordance with the laws of the State of Delaware and the Code.

          9.3   Compliance  with  Applicable  Laws.   The  inability  of  the

Corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance and  sale  of  any  Shares upon the exercise of an Option shall  relieve  the

Corporation of any liability in respect of the non-issuance or sale  of  such

Shares as to which such requisite authority shall not have been obtained.



                                   As approved by the Board of Directors of Naturol Holdings Ltd. on ____________, 2002.


                                   By:__________________________
                                      ISAAC MOSS, Secretary

                                                        EXHIBIT I

                           [FORM OF]

                INCENTIVE STOCK OPTION AGREEMENT

     THIS  INCENTIVE STOCK OPTION AGREEMENT ("Agreement") is entered into  as

of                                    , by and between NATUROL HOLDINGS LTD.,

a Delaware corporation ("Corporation"), and                   ("Optionee").

                        R E C I T A L S

     A.    On ______________, 2002, the Board of Directors of the Corporation

adopted the NATUROL HOLDINGS LTD. 2002 Stock Option Plan (the "Plan").

     B.    Pursuant to the Plan, on ________________, the Board of  Directors

of  the  Corporation  acting as the Plan Committee  ("Committee")  authorized granting  to  Optionee options to purchase shares of the common stock,  $.001 par  value,  of  the Corporation ("Shares") for the term and subject  to  the terms and conditions hereinafter set forth.

                       A G R E E M E N T

     It is hereby agreed as follows:

     1.    CERTAIN  DEFINITIONS.  Unless otherwise  defined  herein,  or  the context  otherwise clearly requires, terms with initial capital letters  used herein shall have the meanings assigned to such terms in the Plan.

     2.    GRANT  OF  OPTIONS.  The Corporation hereby  grants  to  Optionee,

options  ("Options") to purchase all or any part of             Shares,  upon

and subject to the terms and conditions of the Plan, which is incorporated in full  herein  by this reference, and upon the other terms and conditions  set forth herein.

     3.   OPTION PERIOD.  The Options shall be exercisable at any time during the  period  commencing on the following dates (subject to the provisions  of

Section  18) and expiring on the date ten (10) years from the date of  grant,

unless earlier terminated pursuant to Section 7:

         [terms of option vesting to be set forth here]



     4.    METHOD OF EXERCISE.  The Options shall be exercisable by  Optionee by  giving written notice to the Corporation of the election to purchase  and of  the  number  of  Shares Optionee elects to purchase, such  notice  to  be accompanied  by  such  other executed instruments  or  documents  as  may  be required  by  the Committee pursuant to this Agreement, and unless  otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase.  An Optionee may purchase  less  than  the  total number of Shares for  which  the  Option  is exercisable,  provided that a partial exercise of an Option may  not  be  for less  than  One Hundred (100) Shares.  If Optionee shall not purchase all  of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the  Options.  The Options shall be exercisable with respect of whole  Shares only, and fractional Share interests shall be disregarded.

     5.    AMOUNT OF PURCHASE PRICE.  The purchase price per Share  for  each

Share  which  Optionee  is entitled to purchase under the  Options  shall  be per Share.

     6.    PAYMENT  OF PURCHASE PRICE.  At the time of Optionee's  notice  of exercise  of  the Options, Optionee shall tender in cash or by  certified  or bank  cashier's check payable to the Corporation, the purchase price for  all

Shares then being purchased.  Provided, however, the Board of Directors  may,

in  its  sole  discretion, permit payment by the Corporation of the  purchase price in whole or in part with Shares.  If the Optionee is so permitted,  and the  Optionee elects to make payment with Shares, the Optionee shall  deliver to  the Corporation certificates representing the number of Shares in payment for  new Shares, duly endorsed for transfer to the Corporation, together with any  written  representations  relating to  title,  liens  and  encumbrances,

securities   laws,  rules  and  regulatory  compliance,  or  other   matters,

reasonably  requested  by the Board of Directors.  The  value  of  Shares  so tendered  shall  be  their Fair Market Value Per Share on  the  date  of  the

Optionee's notice of exercise.

     7.    EFFECT  OF TERMINATION OF EMPLOYMENT.  If an Optionee's employment or other relationship with the Corporation (or a Subsidiary) terminates, the effect of the termination on the Optionee's rights to acquire Shares shall be as follows:

          7.1   Termination  for  Other  than Disability  or  Cause.   If  an

Optionee ceases to be employed by, or ceases to have a relationship with, the

Corporation  or  a  Subsidiary for any reason other than  for  disability  or cause,  such Optionee's Options shall expire not later than three (3)  months

thereafter.   During such three (3) month period and prior to the  expiration of  the Option by its terms, the Optionee may exercise any Option granted  to him,  but  only to the extent such Options were exercisable on  the  date  of termination  of  his employment or relationship and except as  so  exercised,

such  Options  shall expire at the end of such three (3) month period  unless such  Options  by their terms expire before such date.  The  decision  as  to whether a termination for a reason other than disability, cause or death  has occurred  shall be made by the Committee, whose decision shall be  final  and conclusive, except that employment shall not be considered terminated in  the case  of  sick  leave  or other bona fide leave of absence  approved  by  the

Corporation.

          7.2   Disability.   If  an Optionee ceases to be  employed  by,  or

ceases to have a relationship with, the Corporation or a Subsidiary by reason of  disability (within the meaning of Code Section 22(e)(3)), such Optionee's

Options  shall expire not  later than one (1) year thereafter.   During  such

one (1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such  Options were exercisable on the date the Optionee ceased to be employed by,  or ceased to have a relationship with, the Corporation or Subsidiary  by reason of disability.  The decision as to whether a termination by reason  of disability has occurred shall be made by the Committee, whose decision  shall be final and conclusive.

          7.3   Termination  for Cause.  If an Optionee's employment  by,  or relationship with, the Corporation or a Subsidiary is terminated  for  cause,

such  Optionee's  Option  shall expire immediately;  provided,  however,  the

Committee  may,  in  its sole discretion, within thirty  (30)  days  of  such termination, waive the expiration of the Option by giving written  notice  of

such  waiver to the Optionee at such Optionee's last known address.   In  the

event  of  such  waiver, the Optionee may exercise the Option  only  to  such extent, for such time, and upon such terms and conditions as if such Optionee had  ceased  to  be employed by, or ceased to have a relationship  with,  the

Corporation  or a Subsidiary upon the date of such termination for  a  reason other  than disability, cause or death.  Termination for cause shall  include termination for malfeasance or gross misfeasance in the performance of duties or  conviction  of illegal activity in connection therewith  or  any  conduct

detrimental  to  the  interests  of the Corporation  or  a  Subsidiary.   The

determination  of  the Committee with respect to whether  a  termination  for cause has occurred shall be final and conclusive.

     8.     NONTRANSFERABILITY  OF  OPTIONS.   The  Options  shall   not   be

transferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

     9.    ADDITIONAL  RESTRICTIONS REGARDING DISPOSITIONS  OF  SHARES.   The

Shares  acquired pursuant to the exercise of Options shall be subject to  the restrictions set forth in Exhibit "A" attached hereto and incorporated herein as if fully set forth.

     10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used  herein,  the term  "Adjustment  Event" means an event pursuant to  which  the  outstanding

Shares  of  the  Corporation are increased, decreased  or  changed  into,  or exchanged  for  a  different number or kind of shares or securities,  without receipt  of consideration by the Corporation, through reorganization, merger,

recapitalization, reclassification, stock split, reverse stock  split,  stock

dividend,  stock  consolidation or otherwise.   Upon  the  occurrence  of  an

Adjustment Event, (i) appropriate and proportionate adjustments shall be made to  the  number  and kind and exercise price for the shares  subject  to  the

Options,  and (ii) appropriate amendments to this Agreement shall be executed by  the  Corporation and Optionee if the Committee determines  that  such  an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the

assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the  total  exercise  price  applicable to the  unexercised  portion  of  the

Options, but with an appropriate adjustment to the number of shares, kind  of

shares  and  exercise  price  for each share subject  to  the  Options.   The

determination  by  the  Committee  as  to  what  adjustments,  amendments  or arrangements  shall  be  made pursuant to this Section  10,  and  the  extent thereof, shall be final and conclusive.  No fractional Shares shall be issued on account of any such adjustment or arrangement.

     11.   NO  RIGHTS  TO  CONTINUED  EMPLOYMENT  OR  RELATIONSHIP.   Nothing

contained in this Agreement shall obligate the Corporation to employ or  have another  relationship with Optionee for any period or interfere  in  any  way with  the  right of the Corporation to reduce Optionee's compensation  or  to terminate the employment of or relationship with Optionee at any time.

     12.   TIME  OF GRANTING OPTIONS.  The time the Options shall  be  deemed granted,  sometimes  referred to herein as the  "date  of  grant,"  shall  be

..

     13.   PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled  to the  privileges of stock ownership as to any Shares not actually  issued  and delivered to Optionee.  No Shares shall be purchased upon the exercise of any

Options  unless and until, in the opinion of the Corporation's  counsel,  any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

     14.   SECURITIES  LAWS  COMPLIANCE.   The  Corporation  will  diligently

endeavor  to comply with all applicable securities laws before any  stock  is

issued  pursuant  to the Options.   Without limiting the  generality  of  the

foregoing,  the  Corporation may require from the  Optionee  such  investment representation or such agreement, if any, as counsel for the Corporation  may consider necessary in order to comply with the Securities Act of 1933 as then in  effect,  and  may require that the Optionee agree that any  sale  of  the

Shares  will  be  made only in such manner as is permitted by the  Committee.

The  Committee may in its discretion cause the Shares underlying the  Options to be registered under the Securities Act of 1933 as amended by filing a Form

S-8 Registration Statement covering the Options and the Shares underlying the

Options.   Optionee  shall  take  any  action  reasonably  requested  by  the

Corporation  in connection with registration or qualification of  the  Shares under federal or state securities laws.

     15.  INTENDED TREATMENT AS INCENTIVE STOCK OPTIONS.  The Options granted herein are intended to be "incentive stock options" to which Sections 421 and

422A  of  the  Internal Revenue Code of 1986, as amended from  time  to  time

("Code") apply, and shall be construed to implement that intent.  If  all  or any  part of the Options shall not be subject to Sections 421 and 422A of the

Code, the Options shall nevertheless be valid and carried into effect.

     16.  PLAN CONTROLS.  The Options shall be subject to and governed by the provisions of the Plan.  All determinations and interpretations of  the  Plan made by the Committee shall be final and conclusive.

     17.  SHARES SUBJECT TO LEGEND.  If deemed necessary by the Corporation's counsel,  all certificates issued to represent Shares purchased upon exercise of  the Options shall bear such appropriate legend conditions as counsel  for the Corporation shall require.

     18.  CONDITIONS TO OPTIONS.

          18.1 Compliance with Applicable Laws.  THE CORPORATION'S OBLIGATION

TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTIONS IS EXPRESSLY

CONDITIONED  UPON  THE COMPLETION BY THE CORPORATION OF ANY  REGISTRATION  OR

OTHER  QUALIFICATION  OF SUCH SHARES UNDER ANY STATE AND/OR  FEDERAL  LAW  OR

RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING  OF

SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS  BY

THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY

WITH  THE  REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR  OTHER

QUALIFICATION  OF  SUCH  SHARES  WHICH  THE  COMMITTEE  SHALL,  IN  ITS  SOLE

DISCRETION,  DEEM NECESSARY OR ADVISABLE.  SUCH REQUIRED REPRESENTATIONS  AND

UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE  OR

ANY  PERSON ENTITLED TO EXERCISE THE OPTION (i) IS NOT PURCHASING SUCH SHARES

FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE  OF

ANY  CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS

WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

          18.2  SHAREHOLDER APPROVAL OF PLAN.  IF THE OPTIONS GRANTED  HEREBY

ARE  GRANTED  PRIOR  TO  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION PURSUANT TO SECTION 8 OF THE PLAN, THE GRANT OF THE OPTIONS  MADE

HEREBY  IS  EXPRESSLY  CONDITIONED  UPON  AND  SUCH  OPTIONS  SHALL  NOT   BE

EXERCISABLE  UNTIL  THE  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 OF THE PLAN.

          18.3  Maximum  Exercise Period.  Notwithstanding any  provision  of this  Agreement to the contrary, the Options shall expire no later  than  ten years  from  the  date hereof or five years if, as of the  date  hereof,  the

Optionee  owns or is considered to own by reason of Code Section 425(d)  more than  10% of the total combined voting power of all classes of stock  of  the

Corporation or any Subsidiary or parent corporation of the Corporation.

     19.  MISCELLANEOUS.

          19.1  Binding Effect.  This Agreement shall bind and inure  to  the

benefit   of   the   successors,  assigns,  transferees,   agents,   personal

representatives, heirs and legatees of the respective parties.

          19.2  Further Acts.  Each party agrees to perform any further  acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

          19.3  Amendment.  This Agreement may be amended at any time by  the written agreement of the Corporation and the Optionee.

          19.4  Syntax.  Throughout this Agreement, whenever the  context  so requires,  the  singular shall include the plural, and the  masculine  gender shall include the feminine and neuter genders.  The headings and captions  of the  various  Sections hereof are for convenience only  and  they  shall  not limit, expand or otherwise affect the construction or interpretation of  this

Agreement.

          19.5  Choice of Law.  The parties hereby agree that this  Agreement has  been  executed  and  delivered in the State of  Delaware  and  shall  be construed, enforced and governed by the laws thereof.  This Agreement  is  in all respects intended by each party hereto to be deemed and construed to have been  jointly prepared by the parties and the parties hereby expressly  agree that  any  uncertainty or ambiguity existing herein shall not be  interpreted against either of them.

          19.6  Severability.  In  the  event  that  any  provision  of  this

Agreement  shall  be held invalid or unenforceable, such provision  shall  be severable  from,  and  such  invalidity  or  unenforceability  shall  not  be construed to have any effect on, the remaining provisions of this Agreement.

          19.7  Notices.  All notices and demands between the parties  hereto shall  be  in  writing and shall be served either by registered or  certified mail,  and such notices or demands shall be deemed given and made forty-eight

(48)  hours  after  the  deposit thereof in the United States  mail,  postage prepaid, addressed to the party to whom such notice or demand is to be  given or  made, and the issuance of the registered receipt therefor.  If served  by telegraph, such notice or demand shall be deemed given and made at  the  time the  telegraph  agency shall confirm to the sender, delivery thereof  to  the

addressee.   All  notices and demands to Optionee or the Corporation  may  be given to them at the following addresses:

        If to Optionee:



        If to Corporation: NATUROL HOLDINGS LTD.








Such  parties may designate in writing from time to time such other place  or places that such notices and demands may be given.

            19.8  Entire  Agreement.  This Agreement constitutes  the  entire agreement between the parties hereto pertaining to the subject matter hereof,

this  Agreement  supersedes  all  prior and  contemporaneous  agreements  and understandings  of the parties, and there are no warranties,  representations or  other  agreements  between  the parties in connection  with  the  subject
matter  hereof  except  as set forth or referred to herein.   No  supplement,

modification  or  waiver or termination of this Agreement  shall  be  binding unless  executed in writing by the party to be bound thereby.  No  waiver  of any  of  the  provisions of this Agreement shall constitute a waiver  of  any other  provision  hereof  (whether or not  similar)  nor  shall  such  waiver constitute a continuing waiver.

            19.9  Attorneys'  Fees.   In the event that  any  party  to  this

Agreement institutes any action or proceeding, including, but not limited to,

litigation or arbitration, to preserve, to protect or to enforce any right or benefit  created by or granted under this Agreement, the prevailing party  in each  respective such action or proceeding shall be entitled, in addition  to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which  represents the attorneys' fees reasonably incurred by  the  prevailing party  therein  in  filing or otherwise instituting  and  in  prosecuting  or otherwise pursuing or defending such action or proceeding, and, additionally,

the  attorneys'  fees  reasonably  incurred  by  such  prevailing  party   in

negotiating any and all matters underlying such action or proceeding  and  in preparation for instituting or defending such action or proceeding.

        IN  WITNESS WHEREOF, the parties have entered into this Agreement  as of the date first set forth above.

                         "CORPORATION"

                         NATUROL HOLDINGS LTD.
                         a Delaware corporation



                         By:
                                                Secretary

                         "OPTIONEE"

                                                       EXHIBIT II
                           [FORM OF]

              NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS  NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is entered into

as  of                            ,  by and between NATUROL HOLDINGS LTD.,  a

Delaware corporation ("Corporation"), and ____________________ ("Optionee").



                        R E C I T A L S



     A.    On  _____________, 2002, the Board of Directors of the Corporation

adopted,  subject  to  the  approval of the Corporation's  shareholders,  the

NATUROL HOLDINGS LTD. 2002 Stock Option Plan (the "Plan").

     B.    Pursuant  to the Plan, on                         , the  Board  of

Directors  of  the  Corporation  acting as the Plan  Committee  ("Committee")

authorized  granting  to Optionee options to purchase shares  of  the  common stock,  $.001  par  value, of the Corporation ("Shares")  for  the  term  and subject to the terms and conditions hereinafter set forth.

                       A G R E E M E N T

     It is hereby agreed as follows:

     1.    CERTAIN  DEFINITIONS.  Unless otherwise  defined  herein,  or  the context  otherwise clearly requires, terms with initial capital letters  used herein shall have the meanings assigned to such terms in the Plan.

     2.    GRANT  OF  OPTIONS.  The Corporation hereby  grants  to  Optionee,

options  ("Options") to purchase all or any part of __________  Shares,  upon and subject to the terms and conditions of the Plan, which is incorporated in full  herein  by this reference, and upon the other terms and conditions  set forth herein.

     3.   OPTION PERIOD.  The Options shall be exercisable at any time during the  period  commencing on the following dates (subject to the provisions  of

Section  18) and expiring on the date five (5) years from the date of  grant,

unless earlier terminated pursuant to Section 7:



          [Terms of vesting to be set forth here]



     4.    METHOD OF EXERCISE.  The Options shall be exercisable by  Optionee by  giving written notice to the Corporation of the election to purchase  and of  the  number  of  Shares Optionee elects to purchase, such  notice  to  be accompanied  by  such  other executed instruments  or  documents  as  may  be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase.  An Optionee may purchase  less  than  the  total number of Shares for  which  the  Option  is exercisable,  provided that a partial exercise of an Option may  not  be  for less  than One Hundred (100) Shares.  If Optionee shall not purchase  all  of the  Shares which he is entitled to purchase under the Options, his right  to purchase the remaining unpurchased Shares shall continue until expiration  of the  Options.  The Options shall be exercisable with respect of whole  Shares only, and fractional Share interests shall be disregarded.

     5.    AMOUNT OF PURCHASE PRICE.  The purchase price per Share  for  each

Share  which Optionee is entitled to purchase under the Options  shall  be  $

per Share.

     6.    PAYMENT  OF  PURCHASE PRICE. At the time of Optionee's  notice  of exercise  of  the Options, Optionee shall tender in cash or by  certified  or bank  cashier's check payable to the Corporation, the purchase price for  all

Shares then being purchased.  Provided, however, the Board of Directors  may,

in  its  sole  discretion, permit payment by the Corporation of the  purchase price in whole or in part with Shares.  If the Optionee is so permitted,  and the  Optionee elects to make payment with Shares, the Optionee shall  deliver to  the Corporation certificates representing the number of Shares in payment for  new Shares, duly endorsed for transfer to the Corporation, together with any  written  representations  relating to  title,  liens  and  encumbrances,

securities   laws,  rules  and  regulatory  compliance,  or  other   matters,

reasonably  requested  by the Board of Directors.  The  value  of  Shares  so tendered  shall  be  their Fair Market Value Per Share on  the  date  of  the

Optionee's notice of exercise.

     7.    EFFECT  OF  TERMINATION OF RELATIONSHIP OR DEATH.   If  Optionee's

relationship   with  the  Corporation  as  a  director  terminates   (whether

voluntarily   or   involuntarily  because  he  is  not  re-elected   by   the

shareholders), or if optionee dies, all options which have previously  vested shall expire six (6) months thereafter.  All unvested options shall laps  and

automatically  expire.   During such six (6) month period  (or  such  shorter

period  prior to the expiration of the Option by its own terms), such Options may be exercised by the Optionee, his executor or administrator or the person or  persons to whom the Option is transferred by will or the applicable  laws of  descent and distribution, as the case may be, but only to the extent such

Options  were  exercisable on the date Optionee ceased to have a relationship with the Corporation as a director or died.

     8.     NONTRANSFERABILITY  OF  OPTIONS.   The  Options  shall   not   be

transferable,  either voluntarily or by operation of law, otherwise  than  by will  or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

     9.    ADDITIONAL  RESTRICTIONS REGARDING DISPOSITIONS  OF  SHARES.   The

Shares  acquired pursuant to the exercise of Options shall be subject to  the restrictions set forth in Exhibit "A" attached hereto and incorporated herein as if fully set forth.

     10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used  herein,  the term  "Adjustment  Event" means an event pursuant to  which  the  outstanding

Shares  of  the  Corporation are increased, decreased  or  changed  into,  or exchanged  for  a  different number or kind of shares or securities,  without receipt  of consideration by the Corporation, through reorganization, merger,

recapitalization, reclassification, stock split, reverse stock  split,  stock

dividend,  stock  consolidation or otherwise.   Upon  the  occurrence  of  an

Adjustment Event, (i) appropriate and proportionate adjustments shall be made to  the  number  and kind and exercise price for the shares  subject  to  the

Options,  and (ii) appropriate amendments to this Agreement shall be executed by  the  Corporation and Optionee if the Committee determines  that  such  an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the

assumptions  by  such other corporation of the Options.  Notwithstanding  the foregoing, any such adjustment to the Options shall be made without change in the  total  exercise  price  applicable to the  unexercised  portion  of  the

Options, but with an appropriate adjustment to the number of shares, kind  of

shares  and  exercise  price  for each share subject  to  the  Options.   The

determination  by  the  Committee  as  to  what  adjustments,  amendments  or arrangements  shall  be  made pursuant to this Section  10,  and  the  extent thereof, shall be final and conclusive.  No fractional Shares shall be issued on account of any such adjustment or arrangement.

     11.   NO  RIGHTS  TO  CONTINUED  EMPLOYMENT  OR  RELATIONSHIP.   Nothing

contained in this Agreement shall obligate the Corporation to employ or  have another  relationship with Optionee for any period or interfere  in  any  way with  the  right of the Corporation to reduce Optionee's compensation  or  to terminate the employment of or relationship with Optionee at any time.

     12.   TIME  OF GRANTING OPTIONS.  The time the Options shall  be  deemed granted,  sometimes  referred to herein as the  "date  of  grant,"  shall  be

..

     13.   PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled  to the  privileges of stock ownership as to any Shares not actually  issued  and delivered to Optionee.  No Shares shall be purchased upon the exercise of any

Options  unless and until, in the opinion of the Corporation's  counsel,  any then  applicable  requirements  of any laws, or  governmental  or  regulatory agencies  having jurisdiction, and of any exchanges upon which the  stock  of the Corporation may be listed shall have been fully complied with.

     14.   SECURITIES  LAWS  COMPLIANCE.   The  Corporation  will  diligently

endeavor  to comply with all applicable securities laws before any  stock  is issued  pursuant  to  the Options.  Without limiting the  generality  of  the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in  effect,  and  may require that the Optionee agree that any  sale  of  the

Shares  will  be  made only in such manner as is permitted by the  Committee.

The  Committee may in its discretion cause the Shares underlying the  Options to be registered under the Securities Act of 1933 as amended by filing a Form

S-8 Registration Statement covering the Options and the Shares underlying the

Options.   Optionee  shall  take  any  action  reasonably  requested  by  the

Corporation  in connection with registration or qualification of  the  Shares under federal or state securities laws.

     15.   INTENDED  TREATMENT AS NON-QUALIFIED STOCK OPTIONS.   The  Options

granted  herein are intended to be non-qualified stock options  described  in

U.S.  Treasury Regulation ("Treas. Reg.") ?1.83-7 to which Sections  421  and

422A  of  the  Internal Revenue Code of 1986, as amended from  time  to  time

("Code")  do not apply, and shall be construed to implement that intent.   If

all  or any part of the Options shall not be described in Treas. Reg. ?1.83-7 or  be  subject  to  Sections 421 and 422A of the  Code,  the  Options  shall nevertheless be valid and carried into effect.

     16.  PLAN CONTROLS.  The Options shall be subject to and governed by the provisions of the Plan.  All determinations and interpretations of  the  Plan made by the Committee shall be final and conclusive.

     17.  SHARES SUBJECT TO LEGEND.  If deemed necessary by the Corporation's counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

     18.  CONDITIONS TO OPTIONS.

    18.1 Compliance with Applicable Laws.  THE CORPORATION'S OBLIGATION TO ISSUE

    SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTIONS IS EXPRESSLY

    CONDITIONED UPON THE COMPLETION BY THE CORPORATION OF ANY REGISTRATION OR

    OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE AND/OR FEDERAL LAW OR

    RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING OF

    SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS BY

   THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY

   WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER

   QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE SHALL, IN ITS SOLE

   DISCRETION, DEEM NECESSARY OR ADVISABLE.  SUCH REQUIRED REPRESENTATIONS AND

   UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE OR

   ANY PERSON ENTITLED TO EXERCISE THE OPTION (i) IS NOT PURCHASING SUCH SHARES

   FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE OF

   ANY CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS

   WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

          18.2  SHAREHOLDER APPROVAL OF PLAN.  IF THE OPTIONS GRANTED  HEREBY

ARE  GRANTED  PRIOR  TO  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION PURSUANT TO SECTION 8 OF THE PLAN, THE GRANT OF THE OPTIONS  MADE

HEREBY  IS  EXPRESSLY  CONDITIONED  UPON  AND  SUCH  OPTIONS  SHALL  NOT   BE

EXERCISABLE  UNTIL  THE  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 OF THE PLAN.

     19.  MISCELLANEOUS.

          19.1  Binding Effect.  This Agreement shall bind and inure  to  the

benefit   of   the   successors,  assigns,  transferees,   agents,   personal

representatives, heirs and legatees of the respective parties.

          19.2  Further Acts.  Each party agrees to perform any further  acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

          19.3  Amendment.  This Agreement may be amended at any time by  the written agreement of the Corporation and the Optionee.

          19.4  Syntax.  Throughout this Agreement, whenever the  context  so requires,  the  singular shall include the plural, and the  masculine  gender shall include the feminine and neuter genders.  The headings and captions  of the  various  Sections hereof are for convenience only  and  they  shall  not limit, expand or otherwise affect the construction or interpretation of  this

Agreement.

          19.5  Choice of Law.  The parties hereby agree that this  Agreement has  been  executed  and  delivered in the State of  Delaware  and  shall  be construed, enforced and governed by the laws thereof.  This Agreement  is  in all respects intended by each party hereto to be deemed and construed to have been  jointly prepared by the parties and the parties hereby expressly  agree that  any  uncertainty or ambiguity existing herein shall not be  interpreted against either of them.

          19.6  Severability.  In  the  event  that  any  provision  of  this

Agreement  shall  be held invalid or unenforceable, such provision  shall  be severable  from,  and  such  invalidity  or  unenforceability  shall  not  be construed to have any effect on, the remaining provisions of this Agreement.

          19.7  Notices.  All notices and demands between the parties  hereto shall  be  in  writing and shall be served either by registered or  certified mail,  and such notices or demands shall be deemed given and made forty-eight

(48)  hours  after  the  deposit thereof in the United States  mail,  postage prepaid, addressed to the party to whom such notice or demand is to be  given or  made, and the issuance of the registered receipt therefor.  If served  by telegraph, such notice or demand shall be deemed given and made at  the  time the  telegraph  agency shall confirm to the sender, delivery thereof  to  the

addressee.   All  notices and demands to Optionee or the Corporation  may  be given to them at the following addresses:

          If to Optionee:


          If to Corporation:       NATUROL HOLDINGS LTD.


Such  parties may designate in writing from time to time such other place  or places that such notices and demands may be given.

          19.8  Entire  Agreement.   This Agreement  constitutes  the  entire

agreement between the parties hereto pertaining to the subject matter hereof,

this  Agreement  supersedes  all  prior and  contemporaneous  agreements  and understandings  of the parties, and there are no warranties,  representations or other agreements between the parties in connection with the subject matter

hereof   except  as  set  forth  or  referred  to  herein.   No   supplement,

modification  or  waiver or termination of this Agreement  shall  be  binding unless  executed in writing by the party to be bound thereby.  No  waiver  of any  of  the  provisions of this Agreement shall constitute a waiver  of  any other  provision  hereof  (whether or not  similar)  nor  shall  such  waiver constitute a continuing waiver.

          19.9  Attorneys'  Fees.   In  the event  that  any  party  to  this

Agreement institutes any action or proceeding, including, but not limited to,

litigation or arbitration, to preserve, to protect or to enforce any right or benefit  created by or granted under this Agreement, the prevailing party  in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which  represents the attorneys' fees reasonably incurred by  the  prevailing party  therein  in  filing or otherwise instituting  and  in  prosecuting  or otherwise pursuing or defending such action or proceeding, and, additionally,

the  attorneys'  fees  reasonably  incurred  by   such  prevailing  party  in

negotiating any and all matters underlying such action or proceeding  and  in preparation for instituting or defending such action or proceeding.

        IN  WITNESS WHEREOF, the parties have entered into this Agreement  as of the date first set forth above.

                         "CORPORATION"

                         NATUROL HOLDINGS LTD.
                         a Delaware corporation



                         By:
                           Secretary



                         "OPTIONEE"